Prospectus Supplement, April 19, 1999

Variable Second to Die S-6196 G (6/98)
Variable Second to Die New York S-6185 G(6/98)
Variable Universal Life S-6194 W (6/98)
Variable Universal Life New York S-6171 X
Variable Universal Life (VUL-3) S-6189 (4/99)

SHAREHOLDER MEETINGS

At the regular meetings scheduled to be held on June 16, 1999, shareholders will vote on the following proposal:

Changes Fundamental Policies. Shareholders will be asked to eliminate or modify a number of policies. Policies to be voted on include those regarding: borrowing and lending money to other funds advised by AEFC; conflicts of interest; issuing senior securities; transactions with affiliates; investing in other investment companies, pledging or mortgaging assets; investing in exploration or development programs; investing for purposes of exercising control or management; and concentration. Eliminating or changing these policies is not expected to have any impact on the funds' investment practices.


S-6230A (4/99)
*Destroy - June 17, 1999